EXHIBIT 32.2

Certification of Chief Financial Officer pursuant to

Title 18, United States Code, Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Susanne Robertson , Chief Financial Officer of REGI U.S., Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.	The Annual Report on Form 10-K/A of REGI U.S., Inc., for the year ended April 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of REGI U.S., Inc.

Richmond, BC, Canada

July 30 , 2015	by:	/s/ “Susanne Robertson”
Susanne Robertson
Chief Financial Officer